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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   May 29, 1997
                                                      --------------------------


                         SECURITY CAPITAL PACIFIC TRUST
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             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


              1-10272                                    74-6056896
------------------------------------        -----------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)



     7777 Market Center Avenue, El Paso, Texas             79912
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     (Address of Principal Executive Offices)            (Zip Code)


                                 (915) 877-3900
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

          On May 30, 1997, Security Capital Pacific Trust, a Maryland real estate investment trust ("PTR"), announced the pricing of an offering of its Common Shares of Beneficial Interest, $1.00 par value per share (the "Common Shares"). Copies of the announcement and the underwriting agreement and pricing agreement relating to the Common Shares are included as exhibits hereto and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

          Exhibit No.    Document Description
          -----------    --------------------

          99.1           Press Release dated May 30, 1997.

          99.2 Underwriting Agreement dated May 29, 1997 between Goldman, Sachs & Co. and Security Capital Pacific Trust.

          99.3 Pricing Agreement dated May 29, 1997 between Goldman, Sachs & Co. and Security Capital Pacific Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SECURITY CAPITAL PACIFIC TRUST



Dated: June 3, 1997                    By: /s/ Jeffrey A. Klopf
                                           ------------------------------------
                                           Jeffrey A. Klopf
                                           Secretary